EXHIBIT 32.2

SECTION 1350 CERTIFICATION
OF CHIEF FINANCIAL OFFICER

In connection with this annual report on Form 10-K of THOR Industries, Inc. for the period ended July 31, 2022, I, Colleen Zuhl, Senior Vice President and Chief Financial Officer of THOR Industries, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.this Form 10-K for the period ended July 31, 2022 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in this Form 10-K for the period ended July 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of THOR Industries, Inc.

DATE:	September 28, 2022	/s/ Colleen Zuhl
Colleen Zuhl
Senior Vice President and Chief Financial Officer
(Principal financial and accounting officer)